Exhibit 10.18

                               VICOM, INCORPORATED

                          1999 STOCK COMPENSATION PLAN

1.    PURPOSE

1.1 PURPOSE: The purpose of this Stock Compensation Plan (the "Plan") is to promote the interest of VICOM Incorporated, (the "Company") and its shareholders by providing employees of the Company with an opportunity to acquire a proprietary interest in the Company, and thereby develop a stronger incentive to contribute to the Company's continued success and growth. In addition, the opportunity to acquire a proprietary interest in the Company by availability and offering of stock and stock options under the Plan will assist the Company in attracting and retaining personnel of outstanding ability to aid the sustained progress, growth, and profitability of the Company.

1.2 EFFECT ON PRIOR PLANS: From and after the date on which the Company's shareholders approve this Plan, no stock options shall be granted or awarded under the Company's 1997 Stock Option Plan. All outstanding stock options granted under the 1997 Plan prior to the date on which the Company's stockholders approve this Plan shall continue and remain outstanding in accordance with the terms thereof.

2.    DEFINITIONS

      Wherever used in the Plan, the following terms shall have the meanings set forth below:

      2.1   "AWARD" means any Option or Restricted Stock granted under the plan.

      2.2 "AWARD AGREEMENT" means any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

      2.3   "BOARD" means the Board of Directors of the Company.

      2.4 "CODE" means the Internal Revenue Service Code of 1954, as amended, and the rules and regulations promulgated thereunder.

      2.5 "COMMITTEE" means the committee which may be designated from time to time by the Board to administer the Plan. If so designated, the Committee shall be composed of not less that three persons (who need not be members of the Board) who are appointed from time to time to serve on the Committee by the Board and who qualify as "disinterested persons" within the meaning of Rule 16b-3 of the Securities and Exchange Act of 1934.

      2.6   "COMPANY" means Vicom, Inc. and any successor corporation.


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      2.7   "FAIR MARKET VALUE" means the value to be determined in good faith at the time of the grant of an Award as by decision of the Board, or, if the stock is publicly traded, Fair Market Value shall equal the average of the highest and lowest sales prices of the Stock on the date of an Award, as reported by such responsible reporting services as the Board may select.

      2.8 "INCENTIVE STOCK OPTION" or "ISO" means a stock option which is intended to meet and comply with the terms and conditions for an incentive stock options as set forth in Section 422A of the Code.

      2.9 "NON-INCENTIVE STOCK OPTION" or "NQSQ" means a stock option to purchase stock which does not meet or comply with the requirements for an incentive stock option as set forth in section 422A of the Code. Included in this definition are any other form or forms of tax-qualified discriminatory stock options which may be incorporated within the Code as it may from time to time be amended.

      3.0 "OPTION" means, where required by the context of the Plan, an ISO and/or NQSQ granted pursuant to the Plan.

      3.1 "OPTIONEE" means an employee or agent of the Company who has been granted one or more Options pursuant to the Plan.

      3.2 "PARTICIPANT" means an employee or agent of the Company who has been granted one or more Awards pursuant to the Plan.

      3.3 "RESTRICTED STOCK" means any Stock granted under Section 6.3 of the Plan.

      3.4   "STOCK" means the Common Stock of the Company.

3.    ADMINISTRATION

      3.1 The plan shall be administered by the Board, which shall have full power to grant Awards, construe and interpret the Plan, establish rules and regulations with respect to the Plan and Awards granted hereunder and perform all other acts, including the delegation of administrative responsibilities, that it believes reasonable and necessary.

      3.2 The Board shall have the sole discretion, subject to the provisions of the Plan, to determine the employees eligible to receive Awards pursuant to the Plan and the amount, type, and terms of any Award and the terms and conditions of award agreements relating to any Award.


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      3.3   The Board may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or in any Award granted hereunder in the manner and to the extent it shall deem necessary to carry out the terms of the Plan.

      3.4 Any decision made, or action taken, by the Board arising out of or in connection with the interpretation and administration of the Plan shall be final, conclusive and binding upon participants.

      3.5 If the Board has appointed a Committee pursuant to Section 2.4 of the Plan, then the Committee shall administer the Plan and exercise the powers with respect to such administration enumerated in Sections 3.1 through 3.4 and any other powers granted to the Board in this Plan.

4.    SHARES SUBJECT TO THE PLAN

      4.1 NUMBER. The total number of shares of Stock reserved for Awards under the Plan is 1,500,000. This includes the 700,000 authorized under the Company's 1997 Stock Option Plan. Such shares may consist, in whole or in part, of authorized but unissued Stock or treasury Stock, as determined by the Board. If any Award granted under the Plan lapses or terminates for any reason before being completely exercised or vested, the shares covered by the un-exercised or un-vested portion of such Award may again be made subject to Awards under the Plan.

      4.2 CHANGE IN CAPITALIZATION. In the event of any change in the outstanding shares of stock of the Company by reason of any stock dividend, split, recapitalization, merger, consolidation, combination, exchange of shares or other similar corporate change, the aggregate number of shares which may be subject to Awards under the Plan and the terms of any outstanding Award may be appropriately adjusted by the Board at its sole discretion. Notwithstanding the preceding sentence, in no event shall any fraction of a Share of stock be issued upon exercise of an Option and no fractional share of Restricted Stock may be issued.

5.    ELIGIBLE EMPLOYEES.

      Awards may be granted by the Board to any employee or agent of the Company, including any such employee who is also an officer of the Company.

6.    AWARDS

      6.1 GENERALLY.Subject to the terms, conditions, and limitation set forth in this Plan, the Company, by action of the Board, may from time to time grant Awards to those eligible employees as may be selected by the Board, in such amounts and on such other terms as the Board in its sole discretion shall determine. The date on which the Board approves the granting of Awards shall be the date on which such Award is granted.

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      6.2 OPTIONS. The Board has the authority to grant Awards of Options to
      Participants with the following terms and condition and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Board shall determine:

      (a) Exercise Price. The purchase price for a share of Stock subject to an Option granted hereunder shall be not less that 100% of the Fair Market Value of the Stock. Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to any participant then owning more than 10% of the voting power of all classed of the Company's stock, the purchase price per share of the Stock subject to such Option shall not be less than 110% of the fair market value of the Stock on the date of grant of the Incentive Stock Option, determined as provided above.

      (b) Option Term. An Incentive Stock Option Award shall be exercisable for a period of 10 years from the date of the grant thereof and NQSQ Awards shall be exercisable for a period of 10 years and 1 day from the date of the grant thereof.

      (c) Time and Method of Exercise. An Option may be exercise, in whole or in part, and shall be exercised by the Participant delivering a written notice of exercise to the Board and paying to the company the full purchase price of the shares acquired upon exercise of the Option or any portion thereof. No Option shall be exercisable until the Plan is approved by the Shareholders of the Company, and as provided in Section 14 hereof.

            The full purchase price of each share of Stock purchased upon the exercise of an Option shall be paid:

            (i) in United States dollars in cash or by check, bank draft or money order payable to the order of the Company; or

            (ii) at the discretion of the Board, through the delivery of shares of Stock, having initially or as a result of successive exchanges of shares, an aggregate fair market value (as determined in the manner provided under this Plan) equal to the Option price;

            (iii) by a combination of both (a) and (b) above;

      provided, however, that the benefit received by a Participant upon exercise of an Option for which payment has been made in whole or in part by delivery of shares of Stock shall not exceed the spread inherent in such Option. For purposes of this Paragraph 7, the "spread inherent" in such Option shall equal the difference between the aggregate exercise price of the Option and the fair market value of the shares of Stock acquired upon the exercise of such Option.



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            The Board shall determine acceptable methods for tendering Stock as payment upon exercise of an Option and may impose such additional limitations and prohibitions on the use of Stock as a payment upon the exercise of an Option as it deems appropriate.

      (d) Limits. The aggregate fair market value (determined as of the date of the Option grant) of all Incentive Stock Options granted under the Plan to any Optionee in any calendar year shall not exceed $100,000, except to the extent of any unused carryover amount as permitted under Section 422A(b) (8) and Section 422A(c) (4) of the Code.

            In addition to any other limitations or conditions that may be established by the Board with respect to an Incentive Stock Option granted under the Plan, no Incentive Stock Option granted pursuant to the Plan, no Incentive Stock Option granted pursuant to the Plan to any employee then owning more than 10% of the voting power of all classes of the Company's stock may be exercised by its terms after the expiration of five years from the date of the grant thereof, nor may an Incentive Stock Option that may be granted to an Optionee be the Company under this Plan or any other stock option plan of the Company ( or of any corporation that is a parent or subsidiary of the Company or a predecessor corporation of any of the foregoing) is "outstanding" within the meaning of Section 422A(c) (7) of the Code. Until certificates for the shares acquired upon the exercise of an Option are issued to a Participant, such Participant shall not have any rights of a shareholder.

6.3 RESTRICTED STOCK. The Board has the authority to grant Awards of Restricted Stock to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Board shall determine:

      (a) Restrictions. Shares of Restricted Stock shall be subject to such restrictions as the Board may impose, including and without limitation, any limitation on the right to vote a share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto, which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Board may deem appropriate.

      (b) Stock Certificates. Any Restricted Stock granted under the Plan shall be evidenced by issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

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      (c)   Forfeiture. Except as otherwise determined by the Board, upon termination of employment during the applicable restriction period, all shares of Restricted Stock at such time subject to restrictions shall be forfeited and reacquired by the Company. However, the Board may, when it determines a waiver of the restrictions may be in the best interest of the Company, waive in whole or in part any or all of the remaining restrictions with respect to Restricted Stock, at the sole discretion of the Board.

      (d) Delivery of Shares. Any share representing Restricted Stock that is no longer subject to restrictions shall be delivered to the holder promptly after the applicable restrictions lapse or are waived.

7.    AWARD AGREEMENTS

      Upon the grant of an Award under the Plan, the Participant shall enter into an agreement with the Company setting forth the terms and conditions under which the Award is so granted pursuant to the Plan and containing such other terms with respect to the Award as the Board in its sole discretion may determine.

8.    INVESTMENT PURPOSES

      Unless a registration statement under the Securities Act of 1933 is in effect with respect to Stock to be purchased or Awards to be granted under the Plan, the Company shall require that a Participant agree with and represent to the Company in writing that he or she is acquiring such shares of Stock for the purpose of investment and with no present intention to transfer, sell or otherwise dispose of such shares of stock other than by transfers which may occur by will or the laws of descent and distribution. No shares of Stock may be transferred unless, in the opinion of counsel to Company, such transfer shall at such time be in compliance with applicable securities laws. In addition, unless a registration statement under the Securities Act of 1933 is in effect with respect to the Stock to be purchased under the Plan, each certificate representing any shares of Stock issued to a Participant hereunder shall have the endorsed thereon legends in substantially the following form:

      "THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 AS AMENDED (THE "ACT) AND WITHOUT REGISTRATION UNDER ANY APPLICABLE STATE SECURITIES LAWS, IN RELIANCE UPON EXEMPTION(S) CONTAINED THEREIN. NO TRANSFER OF THESE SHARES OR ANY INTEREST THEREIN MAY BE MADE EXCEPT PURSUANT TO EFFECTIVE REGISTRATION STATEMENTS UNDER SAID LAWS UNLESS THE CORPORATION HAS RECEIVED AN OPINION OF LEGAL COUNSEL SATISFACTORY TO IT THAT SUCH TRANSFER OR DISPOSITION DOES NOT REQUIRE REGISTRATION UNDER SAID LAWS AND, FOR ANY SALES UNDER RULE 144 OR THE ACT, SUCH EVIDENCE AS IT SHALL REQUEST FOR COMPLIANCE WITH THAT RULE, OR APPLICABLE STATE SECURITIES LAWS."

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9.    TRANSFERABILITY OF AWARDS

      No Award granted under the Plan shall be transferable by a Participant (whether by sale, assignment, hypothecation or otherwise) other than by will or the laws of descent and distribution. Any Option granted under the Plan shall be exercisable during the Participant's lifetime only by the Participant.

10.   TERMINATION OF EMPLOYMENT

      10.1 GENERALLY.Except as otherwise provided in this Section 10, if the employment of a Participant with the Company should be terminated (hereinafter "Termination of Employment"), other than by death or Disability (as hereinafter defined) the Participant may, but only within ninety (90) days after the date of the Participant's Termination of Employment, exercise an Option granted under the Plan, but only to the extent the Participant was entitled to exercise the Option at the Date of Termination of Employment and only if the term of the Option has not expired. The exercise of an Option under this Section shall deemed to have occurred one (1) day prior to the date of Termination of Employment. All shares of Restricted Stock granted to a Participant in which any restrictions have not lapsed at the Date of Termination shall be forfeited.

      10.2 DEATH OR DISABILITY OF PARTICIPANT. In the event of death or Disability of a Participant prior to the expiration of an Option held by him or her:

      10.2.1 If the Participant is at the time of his or her death or Disability employed by the Company and has been in continuous employment (as determined by the Board in its sole discretion) since the date of the Grant of the Option, then the Option may be exercised: (i) in the case of Disability, by the Participant within ninety (90) days following the date of such Disability, but only to the extent the Participant was entitled to exercise such Option at the time of his or her Disability; or (ii) in the case of death, by the Participant's estate, or by a person who acquired the right to exercise the Option by will or the laws of descent or distribution within ninety (90) days from the date of the Participant's death, but only to the extent the Participant was entitled to exercise the Option at the time of death. For the purpose of this Section, the term "Disability" shall have meaning given to it in Section 105 (d) (4) of the Code. The Disability of a Participant within the meaning of Section 105(d)
      (4) shall be determined by the Board, in its sole discretion.

            10.2.2 If the Participant dies within ninety (90) days after the Termination of Employment, the option may be exercised at any time within six months following the date of death, by the Participant's estate or by a person who acquired the right to exercise the Option by will or the laws of descent or distribution but only to the extent the Participant was entitled to exercise the Option at the time of Termination of Employment.


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      10.3 CANCELLATION OF AWARDS. If the employment of a Participant is terminated by the Company for cause, or if a Participant enters into competition with or becomes employed by a competitor of the Company, or if the Participant otherwise conducts himself or herself in a manner which the Board determines detrimental to the Company, then the Board shall have the right to cancel any Option granted or other Award not fully vested under the Plan.

      10.4 AGREEMENT NOT TO INDUCE. If a Participant enters into competition with or becomes employed by a competitor of the company, the Participant agrees not to induce or attempt to induce, either directly or indirectly, any present Company employee to discontinue such employee's employment with the Company. The Participant further agrees not to induce or attempt to induce, either directly or indirectly, any present Company customer to discontinue the purchase of product or service from the Company.

      10.5 COMPROMISE OF PROPRIETARY INFORMATION. The Board, without approval by the Shareholders of the Company, reserves the right at any time to enact terms and conditions to the Award covenants which would protect proprietary company information and prohibit Participants from obtaining employment with competing or conflicting organizations.

11.   AMENDMENT AND TERMINATION OF PLAN

      11.1 The Board, without approval by the shareholders of the Company, may at any time, and from time to time, suspend or terminate the Plan in whole or in part or amend it from time to time in such respects as may be in the best interests of the Company, provided, however, that no such amendment shall be made without approval of the shareholders which would: a) materially modify the eligibility requirements for Awards; (b) increase the total number of shares of Stock which may be issued pursuant to Awards, except in accordance with Section
4.2 of the Plan; (c) reduce the minimum option price per share; (4) extend the period of granting awards; or (e) materially increase in any other way the benefits accruing to Participants.

      11.2 No amendment, suspension or termination of this Plan shall, without the Participant's consent, alter or impair any of the rights or obligations under any Award theretofore granted to him or her under the Plan.

      11.3 The board may amend the Plan, subject to the limitation cited above, in such manner an Award under the Plan, and the grant of an Award under the Plan shall not be construed as giving the Participant the right to continued employment with the Company. The Company further expressly reserves the right at any time to dismiss a Participant with or without cause, free from any liability, or claim under the Plan, except as provided herein or in any Award agreement.

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12.   MISCELLANEOUS PROVISIONS

      12.1 RIGHT TO CONTINUED EMPLOYMENT: No person shall have any claim or right to be granted an Award under the Plan, and the grant of an Award under the Plan shall not be construed as giving the Participant the right to continued employment with the Company. The Company further expressly reserves the right at any time to dismiss a Participant with or without cause, free from any liability, or claim under the Plan, except as provided herein or in any Award agreement.

      12.2 WITHHOLDING TAXES: The Company shall have the right to require a payment from a Participant to cover applicable withholding for income and employment taxes in the event of the exercise of a Non-Qualified Stock Option. Upon the exercise of a NQSQ requiring tax withholding, a Participant may make a written election to have shares of Stock withheld by the Company from the shares otherwise to be received. The number of shares so withheld shall have an aggregate fair market value on the date of the exercise sufficient to satisfy the applicable withholding taxes. The acceptance of any such election by a Participant shall be at the sole discretion of the Board.

      12.3 GOVERNING LAW: The Plan shall be administered in the State of Minnesota, and the validity, construction, interpretation, and administration and all rights relating to the Plan shall be determined soled in accordance with the laws of such state.

13.   SHAREHOLDER APPROVAL AND EFFECTIVE DATES

      The effective date of the Plan shall be December 31, 1998. Notwithstanding the foregoing, this Plan and any Award granted hereunder are contingent upon the approval of this Plan by the shareholders of the Company not later than July 31, 1999. No award may be granted after December 31, 2008, provided, however, that the Plan and all outstanding Awards shall remain in effect until such awards have expired or are canceled. If the shareholders of the Company shall not so approve the Plan, the Plan and all Awards hereunder shall not be effective, and any and all actions taken by the Board prior thereto shall be null and void or shall, if necessary, be deemed to have been fully rescinded.